Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re FEDDERS NORTH AMERICA, INC., et al. Case No.: 07-11176
Reporting Period: June 2008
MONTHLY OPERATING REPORT
file with the court and submit a copy to United States Trustee within 45 days after end of month
Submit copy of report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliations (or copies of debtor’s bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			X
Cash disbursements journals			X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post petition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Post petition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Robert Laurent Signature of Debtor	August 18, 2008 Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Robert Laurent	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtoris a partnership; a manager or member if debtor is a limited liability company.

NOTES TO MONTHLY OPERATING REPORTS
Presentation
     The Debtors’ monthly operating reports have not been audited, are subject to change and have been prepared as required by the Office of the United States Trustee. The monthly operating reports have not been prepared to provide financial information specifically relating to any outstanding securities of the Debtors, or any of their respective affiliates. The results of operations reflected in these reports do not, and are not intended to provide a complete report regarding the results of operations of Fedders Corporation and subsidiaries on a consolidated basis for the period reported.
Intercompany Transactions
     Intercompany transactions as presented in these reports are subject to possible timing differences resulting from the timing of balance sheet recognition by each entity.
     The Monthly Operating Reports generally reflect the results of operations and financial position of the Debtors and ongoing arrangements between Fedders Corporation and one or more of the Debtors, or between the Debtors, in the same manner as such arrangements were reported historically. The treatment of these arrangements may be subject to challenge in the bankruptcy case. Such arrangements, and the manner in which they are treated or required to be reported in the bankruptcy case, could have a material impact on the respective assets, liabilities and results of operations of Fedders Corporation and/or one or more of the Debtors and any financial presentation thereof.
Income Taxes
     The Debtors account for income taxes on a consolidated basis for purposes of consolidated reporting and do not account for income taxes by legal entity. Accordingly, the provision for income taxes and the income tax asset or liability in the accompanying statement of operations and balance sheet, respectively, do not necessarily reflect the entity’s current income tax position for the period being presented.
Pre-Petition Liabilities
     As a result of certain First Day Orders entered by the Bankruptcy Court, the Debtors were authorized to pay certain pre-petition liabilities. The liabilities, which primarily included wages, salaries and other compensation and certain fiduciary taxes, are no longer subject to compromise. Pre-petition liabilities, as presented on the Balance Sheet (MOR-3), exclude these liabilities.

Reporting Entities
     This Monthly Operating Report reflects
1.	Fedders Holding Company and Fedders Investment Corporation are inactive entities;

2.	Operating results for Island Metal Fabricating Inc. are included with the operating results for Fedders Islandaire, Inc. Fedders Islandaire was sold in January, 2008;

3.	Fedders Addison Company, Inc. was sold in February, 2008;

4.	Operating Results for Trion, Inc. include Envirco Corporation and Herrmidifier Company, Inc. Trion and its affiliates was sold in June, 2008 and;

5.	“Total Company” results include both Debtor and Non-Debtor entities.

CONTENTS

I.	Statement of Operations
II.	Balance Sheet
III.	Schedule of Cash Receipts and Disbursements
IV.	Disbursement Summary by Legal Entity
V.	Schedule of Aged Accounts Receivable
VI.	Schedule of Aged Accounts Payable
VII.	Schedule of Advisory Fees Paid
VIII.	Book Balance Detail for Cash Accounts
IX.	Debtor Questionnaire
X.	Attestations Regarding Monthly Operating Report

Fedders North America Inc., et al.
I. Statement of Operations for the Month Ending 06/30/2008
($000’s)

	Fedders North	Columbia Specialties	Emerson Quiet	Envirco	Eubank Coil	Fedders Addison	Fedders	Fedders Holding
	America, Inc.	Inc.	Kool Corporation	Corporation	Company	Company, Inc.	Corporation	Company, Inc.	Fedders Inc.
	07-11176	07-11177	07-11178	07-11179	07-11180	07-11181	07-11182	07-11183	07-11184
Gross Sales	$—	$—	$16	$—	$—	$—	$—	$—	$—
Sales-Intercompany	—	—	—	—	—	—	—	—	—
Sales Deductions	—	—	(22)	—	—	(7)	—	—	—
Net Sales	$—	$—	$(6)	$—	$—	$(7)	$—	$—	$—

Standard Cost of Sales	—	—	581	—	—	58	—	—	—

Gross Profit	—	—	(587)	—	—	(65)	—	—	—

% of Net Sales	0.0%	0.0%	83.3%	0.0%	-60.3%	9.4%	0.0%	0.0%	16.3%

Operating Expenses:
Administrative	4	—	26	—	—	28	317	—	1
Advertising	—	—	—	—	—	—	—	—	—
Selling	—	—	9	—	—	41	—	—	1
Shipping & Warehousing	—	—	67	—	4	3	—	—	—
Research & development	5	—	18	—	—	30	—	—	—
Amortization Expense	—	—	—	—	—	—	—	—	—
Goodwill Impairment	—	—	—	—	—	—	—	—	—

Total Operating Expenses	9	—	120	—	4	102	317	—	2

Advisory costs	—	—	—	—	—	—	885	—	—
Restructuring Expense	—	—	—	—	—	—	—	—	—

Operating Income (Loss)	(9)	—	(707)	—	(4)	(167)	(1,202)	—	(2)

Corporate Overhead	—	—	—	—	—	—	—	—	—
Net Use Assets Charge	—	—	—	—	—	—	—	—	—
Unconsolidated JV income(loss)	—	—	—	—	—	—	—	—	—
Partner’s JV Interest	—	—	—	—	—	—	—	—	—
Net Interest Expense	46	—	—	—	(12)	—	630	—	—
Other Expense(inc)	761	—	(779)	—	—	(84)	(763)	—	1
Management Fees(inc)	—	—	—	—	—	—	—	—	—

Income before income taxes	(816)	—	72	—	8	(83)	(1,069)	—	(3)

Income Taxes	—	—	—	—	—	—	—	—	—

Net income(loss)	$(816)	$—	$72	$—	$8	$(83)	$(1,069)	$—	$(3)

EBITDA	$11	$—	$(705)	$—	$(1)	$(167)	$(317)	$—	$(2)

Fedders North America Inc., et al.
I. Statement of Operations for the Month Ending 06/30/2008
($000’s)

		Fedders
	Fedders	Investment	Fedders Islandaire,	Fedders Outlet,	Herrmidifier	Island Metal	Rotorex Company
	International, Inc.	Corporation	Inc.	Inc.	Company	Fabricating, Inc.	Inc.	Trion, Inc.	Total	Total
	07-11185	07-11186	07-11187	07-11188	07-11189	07-11190	07-11191	07-11192	Debtors	Company
Gross Sales	$—	$—	$—	$—	$—	$—	$—	$917	$933	$1,826
Sales-Intercompany	—	—	—	—	—	—	—	—	—	—
Sales Deductions	—	—	—	—	—	—	—	(18)	(47)	(143)
Net Sales	$—	$—	$—	$—	$—	$—	$—	$899	$886	$1,683

Standard Cost of Sales	—	—	—	—	—	—	—	719	1,358	2,343

Gross Profit	—	—	—	—	—	—	—	180	(472)	(660)

% of Net Sales	0.0%	0.0%	22.2%	0.0%	0.0%	0.0%	0.0%	7.0%	6.0%	-39.2%

Operating Expenses:
Administrative	—	—	—	—	—	—	65	86	527	813
Advertising	—	—	—	—	—	—	—	6	6	9
Selling	—	—	—	—	—	—	—	81	132	218
Shipping & Warehousing	—	—	—	—	—	—	—	15	89	102
Research & development	—	—	—	—	—	—	—	34	87	129
Amortization Expense	—	—	—	—	—	—	—	4	4	8
Goodwill Impairment	—	—	—	—	—	—	—	—	—	—

Total Operating Expenses	—	—	—	—	—	—	65	226	845	1,279

Advisory costs	—	—	—	—	—	—	—	—	885	885
Restructuring Expense	—	—	—	—	—	—	—	—	—	2,048

Operating Income (Loss)	—	—	—	—	—	—	(65)	(46)	(2,202)	(4,872)
Corporate Overhead	—	—	—	—	—	—	—	—	—	—
Net Use Assets Charge	—	—	—	—	—	—	—	—	—	—
Unconsolidated JV income(loss)	—	—	—	—	—	—	—	—	—	—
Partner’s JV Interest	—	—	—	—	—	—	—	—	—	—
Net Interest Expense	—	—	—	—	—	—	—	(14)	650	656
Other Expense(inc)	—	—	(1,058)	—	—	—	—	8,852	6,930	9,826
Management Fees(inc)	—	—	—	—	—	—	—	—	—	—

Income before income taxes	—	—	1,058	—	—	—	(65)	(8,884)	(9,782)	(15,354)

Income Taxes	—	—	—	—	—	—	—	—	—	—

Net income(loss)	$—	$—	$1,058	$—	$—	$—	$(65)	$(8,884)	$(9,782)	$(15,354)

EBITDA	$—	$—	$—	$—	$—	$—	$(35)	$(24)	$(1,240)	$(1,833)

Fedders North America, Inc. et al.
II. Balance Sheet as of 06/30/2008
($000’s)

	Fedders North	Columbia	Emerson Quiet	Envirco	Eubank Coil	Fedders Addison	Fedders	Fedders Holding
	America, Inc.	Specialties Inc.	Kool Corporation	Corporation	Company	Company, Inc.	Corporation	Company, Inc.	Fedders Inc.
	07-11176	07-11177	07-11178	07-11179	07-11180	07-11181	07-11182	07-11183	07-11184
ASSETS:
Cash	$—	$—	$8	$—	$—	$1	$29,722	$—	$214
Marketable Securities	—	—	—	—	—	—	—	—	—
Gross Receivables	—	—	1,864	—	—	—	—	—	303
Less:Allowance	—	—	(401)	—	—	—	—	—	(250)

Net Accounts Receivable	—	—	1,463	—	—	—	—	—	53

Inventories:
Finished goods	66	—	625	—	—	—	—	—	—
Work in progress	—	—	—	—	—	—	—	—	—
Raw Materials	99	—	—	—	—	—	—	—	—
Service Parts	—	—	545	—	—	—	—	—	—
Supplies	—	—	—	—	—	—	—	—	—
Freight & Duty	—	—	—	—	—	—	—	—	—
In-Transit Inventory	—	—	5	—	—	—	—	—	—

Gross Inventory	165	—	1,175	—	—	—	—	—	—
Less inventory reserves	(165)	—	(835)	—	—	—	—	—	—

Net Inventory	—	—	340	—	—	—	—	—	—
Deferred Tax Benefit	—	—	—	—	—	—	—	—	—
Asset held for sale	—	—	—	—	—	—	—	—	—
Prepaids/Other assets	22	—	184	—	—	300	3,787	—	20

Total Current Asset	22	—	1,995	—	—	301	33,509	—	287

Investment in Subsidiaries 1	7,213	—	7,867	—	—	—	26,931	—	—
Property,Plant & Equipment
Land	80	—	—	—	—	—	—	—	—
Land Improvement	291	—	—	—	45	—	—	—	—
Buildings	7,808	—	—	—	1,008	—	—	—	—
Leasehold improvement	—	—	47	—	—	—	1,262	—	—
Machinery & Equipment	5,528	—	275	—	347	—	884	—	7
Furniture & Fixture	44	—	464	—	132	—	1,228	—	87
Auto & Trucks	16	—	—	—	—	—	—	—	—
Jigs & Dies	6,330	—	—	—	5	—	—	—	—
Construction in Progress	—	—	—	—	—	—	—	—	—

Gross P.P.& E.	20,097	—	786	—	1,537	—	3,374	—	94
Accumulated Depreciation	(17,199)	—	(730)	—	(875)	—	(3,370)	—	(95)

Net P.P.& E.	2,898	—	56	—	662	—	4	—	(1)

Other long term assets:
Deferred Tax Benefit	—	—	—	—	—	—	—	—	—
Goodwill	—	—	—	—	—	—	—	—	—
Other Intangibles	8	—	—	—	—	—	—	—	—
Other Assets	3,190	—	—	—	2	—	14,022	—	1

Total Assets	$13,331	$—	$9,918	$—	$664	$301	$74,466	$—	$287

[1]	Does not reflect eliminations between the Debtor entities

Fedders North America, Inc. et al.
II. Balance Sheet as of 06/30/2008
($000’s)

	Fedders North	Columbia	Emerson Quiet Kool			Fedders Addison		Fedders Holding
	America, Inc.	Specialties Inc.	Corporation	Envirco Corporation	Eubank Coil Company	Company, Inc.	Fedders Corporation	Company, Inc.	Fedders Inc.
	07-11176	07-11177	07-11178	07-11179	07-11180	07-11181	07-11182	07-11183	07-11184
LIABILITIES & EQUITY:
Short Term Notes	$—	$—	$—	$—	$—	$—	$750	$—	$—
Current Portion of L/T debt	—	—	—	—	—	—	—	—	—
Accounts Payable	88	—	158	—	13	—	2,708	—	37
Accrued Expenses:	—	—	—	—	—	—	—	—	—
Salaries & Wages	104	—	63	—	7	—	1,801	—	2
Payroll Taxes	—	—	1	—	(1)	—	—	—	—
Total Accrued Expenses	93	—	577	—	35	—	8,660	—	20
Other Current Liabilities	—	1	—	—	—	1	2	—	—

Total Current Liab-Post Petition	285	1	799	—	54	1	13,921	—	59

Intercompany Accounts	(3,573)	(12)	(11,780)	—	(2,097)	(12,340)	63,812	—	(526)
Long Term Debt	—	—	—	—	—	—	—	—	—

Other L/T Liabilities:
Deferred Income Taxes	—	—	—	—	—	—	—	—	—
Other L/T Liabilities	—	—	—	—	—	—	—	—	—

Pre-Petition Intercompany Acccounts	(406,938)	5,613	60,562	—	30,081	7,353	262,850	—	(18,727)
Liabilities Subject to Compromise	160,792	86	10,387	—	325	2,674	62,301	—	3,749

Total Liabilities	(249,434)	5,688	59,968	—	28,363	(2,312)	402,884	—	(15,445)

Stockholders Equity:
Preferred Stock	—	—	—	—	—	—	411	—	—
Common Stock	5	—	—	—	1	—	3,188	—	—
Class A Stock	—	—	—	—	—	—	4,346	—	—
Class B Stock	—	—	—	—	—	—	739	—	—
Warrants-Common Stock	—	—	—	—	—	—	1,000	—	—
Paid in Capital	47,018	—	(4,842)	—	999	7,814	(34,461)	—	4,842
Retained Earning-prior	214,170	(5,698)	(40,042)	—	(29,283)	(7,736)	(254,087)	—	10,800
Current Month Net Income(Loss)	1,572	10	(5,260)	—	584	2,535	(12,522)	—	73
Dividends Declared	—	—	—	—	—	—	—	—	—
Treasury Stock Sold	—	—	—	—	—	—	(11,412)	—	—
Deferred Compensation	—	—	—	—	—	—	—	—	—
Treasury stock	—	—	—	—	—	—	(25,620)	—	—
Currency Translation Adjustment	—	—	94	—	—	—	—	—	17

Total Stockholder’s equity	262,765	(5,688)	(50,050)	—	(27,699)	2,613	(328,418)	—	15,732

Total liabilities & equity	$13,331	$—	$9,918	$—	$664	$301	$74,466	$—	$287

Fedders North America, Inc. et al.
II. Balance Sheet as of 06/30/2008
($000’s)

	Fedders	Fedders Investment	Fedders Islandaire,	Fedders	Herrmidifier	Island Metal	Rotorex
	International, Inc.	Corporation	Inc.	Outlet, Inc.	Company	Fabricating, Inc.	Company Inc.	Trion, Inc.	Total	Total
	07-11185	07-11186	07-11187	07-11188	07-11189	07-11190	07-11191	07-11192	Debtors	Company
ASSETS:
Cash	$97	$—	$2	$—	$—	$—	$—	$—	$30,044	$30,965
Marketable Securities	—	—	—	—	—	—	—	—	—	—
Gross Receivables	444	—	—	—	—	—	—	—	2,611	8,969
Less:Allowance	(9)	—	—	—	—	—	—	—	(660)	(5,524)

Net Accounts Receivable	435	—	—	—	—	—	—	—	1,951	3,445

Inventories:
Finished goods	42	—	—	—	—	—	—	—	733	3,088
Work in progress	—	—	—	—	—	—	—	—	—	813
Raw Materials	72	—	—	—	—	—	—	—	171	11,347
Service Parts	5	—	—	—	—	—	—	—	550	646
Supplies	—	—	—	—	—	—	—	—	—	87
Freight & Duty	—	—	—	—	—	—	—	—	—	1
In-Transit Inventory	—	—	—	—	—	—	—	—	5	40

Gross Inventory	119	—	—	—	—	—	—	—	1,459	16,022
Less inventory reserves	(151)	—	—	—	—	—	—	—	(1,151)	(14,009)

Net Inventory	(32)	—	—	—	—	—	—	—	308	2,013
Deferred Tax Benefit	—	—	—	—	—	—	—	—	—	2,240
Asset held for sale	—	—	—	—	—	—	—	—	—	(514)
Prepaids/Other assets	869	—	—	—	—	—	34	—	5,216	5,141

Total Current Asset	1,369	—	2	—	—	—	34	—	37,519	43,290

Investment in Subsidiaries 1	21,144	—	—	—	—	—	—	—	63,155	1

Property,Plant & Equipment
Land	—	—	—	—	—	—	468	—	548	548
Land Improvement	—	—	—	—	—	—	903	—	1,239	1,239
Buildings	—	—	—	—	—	—	10,770	—	19,586	21,042
Leasehold improvement	—	—	—	—	—	—	—	—	1,309	1,968
Machinery & Equipment	4	—	—	—	—	—	4,112	—	11,157	26,036
Furniture & Fixture	41	—	—	—	—	—	889	—	2,885	3,611
Auto & Trucks	—	—	—	—	—	—	—	—	16	857
Jigs & Dies	—	—	—	—	—	—	321	—	6,656	6,656
Construction in Progress	—	—	—	—	—	—	—	—	—	15

Gross P.P.& E.	45	—	—	—	—	—	17,463	—	43,396	61,972
Accumulated Depreciation	(44)	—	—	—	—	—	(12,712)	—	(35,025)	(53,442)

Net P.P.& E.	1	—	—	—	—	—	4,751	—	8,371	8,530

Other long term assets:
Deferred Tax Benefit	—	—	—	—	—	—	—	—	—	—
Goodwill	—	—	—	—	—	—	—	—	—	—
Other Intangibles	—	—	—	—	—	—	—	—	8	8
Other Assets	283	—	—	—	—	—	—	1	17,499	18,065

Total Assets	$22,797	$—	$2	$—	$—	$—	$4,785	$1	$126,552	$69,894

[1]	Does not reflect eliminations between the Debtor entities

Fedders North America, Inc. et al.
II. Balance Sheet as of 06/30/2008
($000’s)

	Fedders	Fedders Investment	Fedders Islandaire,	Fedders	Herrmidifier	Island Metal	Rotorex
	International, Inc.	Corporation	Inc.	Outlet, Inc.	Company	Fabricating, Inc.	Company Inc.	Trion, Inc.	Total	Total
	07-11185	07-11186	07-11187	07-11188	07-11189	07-11190	07-11191	07-11192	Debtors	Company
LIABILITIES & EQUITY:

Short Term Notes	$—	$—	$—	$—	$—	$—	$—	$—	$750	$6,705
Current Portion of L/T debt	—	—	—	—	—	—	—	—	—	119
Accounts Payable	2	—	—	—	—	—	2	—	3,008	34,887
Accrued Expenses:	—	—	—	—	—	—	—	—	—	—
Salaries & Wages	341	—	—	—	—	—	—	—	2,318	3,301
Payroll Taxes	10	—	—	—	—	—	—	—	10	(352)
Total Accrued Expenses	5	—	(112)	—	—	—	18	—	9,296	13,556
Other Current Liabilities	—	—	—	—	—	—	1	—	5	138

Total Current Liab-Post Petition	358	—	(112)	—	—	—	21	—	15,387	58,354

Intercompany Accounts	223	—	(924)	—	—	—	429	(8,864)	24,348	(1,593)
Long Term Debt	—	—	—	—	—	—	—	—	—	1,089

Other L/T Liabilities:
Deferred Income Taxes	—	—	—	—	—	—	—	—	—	(452)
Other L/T Liabilities	—	—	—	—	—	—	—	—	—	(32)
Pre-Petition Intercompany Acccounts	58,233	—	5,073	—	—	—	2,759	21,390	28,249	1,596
Liabilities Subject to Compromise	1,254	—	4,188	—	—	—	—	1,930	247,686	247,686

Total Liabilities	60,068	—	8,225	—	—	—	3,209	14,456	315,670	306,648

Stockholders Equity:
Preferred Stock	—	—	—	—	—	—	—	—	411	21
Common Stock	—	—	5	—	—	—	—	1,522	4,721	975
Class A Stock	—	—	—	—	—	—	—	—	4,346	—
Class B Stock	—	—	—	—	—	—	—	—	739	25
Warrants-Common Stock	—	—	—	—	—	—	—	—	1,000	1,000
Paid in Capital	3,410	—	—	—	—	—	62,350	814	87,944	109,277
Retained Earning-prior	(40,665)	—	6,035	—	—	—	(60,382)	(8,993)	(215,881)	(264,576)
Current Month Net Income(Loss)	(1)	—	(14,263)	—	—	—	(392)	(8,167)	(35,831)	(51,633)
Dividends Declared	—	—	—	—	—	—	—	247	247	—
Treasury Stock Sold	—	—	—	—	—	—	—	—	(11,412)	(11,412)
Deferred Compensation	—	—	—	—	—	—	—	—	—	—
Treasury stock	—	—	—	—	—	—	—	—	(25,620)	(24,276)
Currency Translation Adjustment	(15)	—	—	—	—	—	—	122	218	3,845

Total Stockholder’s equity	(37,271)	—	(8,223)	—	—	—	1,576	(14,455)	(189,118)	(236,754)

Total liabilities & equity	$22,797	$—	$2	$—	$—	$—	$4,785	$1	$126,552	$69,894

Fedders North America, Inc. et al.
III. Schedule of Receipts and Disbursements for the Month Ending 06/30/2008
($ in 000’s)

			Emerson Quiet
	Fedders North	Columbia	Kool	Envirco	Eubank Coil	Fedders Addison	Fedders	Fedders Holding
	America, Inc.	Specialties Inc.	Corporation	Corporation	Company	Company, Inc.	Corporation	Company, Inc.	Fedders, Inc. 1
	07-11176	07-11177	07-11178	07-11179	07-11180	07-11181	07-11182	07-11183	07-11184
Receipts and Disbursements

Collections	$—	$—	$213	$—	$—	$533	$27,814	$—	$—

Operating Disbursements

Employee Costs	13	—	24	4	—	167	216	—	1
China Purchases-Ningbo (Intercompany)	—	—	—	—	—	—	—	—	—
China Purchases-Suzhou (Intercompany)	—	—	—	—	—	—	—	—	—
China Transfers-Qingpu (Intercompany)	—	—	—	—	—	—	—	—	—
Material Costs	—	—	—	—	—	—	—	—	—
Freight/Duty	0	—	3	3	—	—	2	—	—
Utilities	19	—	—	—	—	—	2	—	—
Machinery & Equip	—	—	—	—	—	—	2	—	—
Facility Costs	48	—	—	3	—	—	17	—	—
IT/Telecom	4	—	0	0	—	—	51	—	—
Insurance	—	—	7	—	—	—	6	—	—
Taxes	—	—	—	—	—	—	—	—	—
Other	2	—	32	—	—	—	150	—	0

	85	—	66	11	—	167	446	—	1

Operating Cash Flow	(85)	—	147	(11)	—	366	27,368	—	(1)

Non-Operating Disbursements

Interest/ Fees	—	—	—	—	—	—	—	—	—
Restructuring Fees	—	—	—	—	—	—	1,208	—	19
Deposits	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	1,208	—	19

Net Cash Generated (Used)	$(85)	$—	$147	$(11)	$—	$366	$26,160	$—	$(20)

[1]	Collections for Fedders Inc. are captured in Emerson Quiet Kool Corporation

Fedders North America, Inc. et al.
III. Schedule of Receipts and Disbursements for the Month Ending 06/30/2008
($ in 000’s)

		Fedders
	Fedders	Investment	Fedders	Fedders	Herrmidifier	Island Metal	Rotorex
	International, Inc.	Corporation	Islandaire, Inc.	Outlet, Inc.	Company	Fabricating, Inc.	Company Inc.	Trion, Inc.	Total
	07-11185	07-11186	07-11187	07-11188	07-11189	07-11190	07-11191	07-11192	Debtors
Receipts and Disbursements

Collections	$—	$—	$—	$—	$—	$—	$—	$1,109	$29,669

Operating Disbursements

Employee Costs	—	—	—	—	—	—	—	290	715
Material Costs	—	—	—	—	—	—	—	—	—
China Purchases-Ningbo (Intercompany)	—	—	—	—	—	—	—	255	255
China Purchases-Suzhou (Intercompany)	—	—	—	—	—	—	—	—	—
China Transfers-Qingpu (Intercompany)	—	—	—	—	—	—	—	188	188
Freight/Duty	—	—	—	—	—	—	—	85	94
Utilities	—	—	—	—	—	—	—	1	22
Machinery & Equip	—	—	—	—	—	—	—	7	9
Facility Costs	—	—	—	—	—	—	—	4	71
IT/Telecom	—	—	—	—	—	—	—	1	56
Insurance	—	—	—	—	—	—	—	—	13
Taxes	—	—	—	—	—	—	—	1	1
Other	—	—	—	—	—	—	—	26	210

	—	—	—	—	—	—	—	858	1,635

Operating Cash Flow	—	—	—	—	—	—	—	251	28,034

Non-Operating Disbursements

Interest	—	—	—	—	—	—	—	—	—
Restructuring Fees	—	—	—	—	—	—	—	—	1,227
Deposits	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	1,227

Net Cash Generated (Used)	$—	$—	$—	$—	$—	$—	$—	$251	$26,807

Fedders North America, Inc. et al.
IV. Disbursements by Legal Entity for the Month Ending 06/30/2008
($000’s)

			Cumulative Post-
			Petition
Legal Entity	Case Number	Jun-08	Disbursements
Fedders North America, Inc.	07-11176	$85	$2,839
Columbia Specialties, Inc. [1]	07-11177	—	—
Emerson Quiet Kool Corporation	07-11178	66	5,089
Envirco Corporation [2]	07-11179	11	270
Eubank Coil Company	07-11180	—	599
Fedders Addison Company, Inc.	07-11181	167	9,824
Fedders Corporation	07-11182	1,654	23,004
Fedders Holding Company, Inc. [1]	07-11183	—	—
Fedders, Inc.	07-11184	20	753
Fedders International, Inc. [1]	07-11185	—	—
Fedders Investment Corporation [1]	07-11186	—	—
Fedders Islandaire, Inc.	07-11187	—	12,053
Fedders Outlet, Inc. [1]	07-11188	—	—
Herrmidifier Company, Inc. [2]	07-11189	—	—
Island Metal Fabricating, Inc. [3]	07-11190	—	—
Rotorex Company, Inc.	07-11191	—	—
Trion, Inc.	07-11192	858	18,843

Total Debtor Disbursements		$2,862	$73,275

[1]	Inactive Entity with no operating activity

[2]	Included within Trion, Inc.

[3]	Included within Fedders Islandaire, Inc.

Fedders North America, Inc. et al.
V. Accounts Receivable Reconciliation and Aging as of 6/30/2008
($000’s)

Days Old
Legal Entity	Case Number	less than 30	31-60	61-90	91+	Total
Fedders North America, Inc.	07-11176	$—	$—	$—	$—	$—
Columbia Specialties, Inc.	07-11177	—	—	—	—	—
Emerson Quiet Kool Corporation	07-11178	(505)	7	(36)	2,398	1,864
Envirco Corporation.	07-11179	—	—	—	—	—
Eubank Coil Company	07-11180	—	—	—	—	—
Fedders Addison Company, Inc.	07-11181	—	—	—	—	—
Fedders Corporation	07-11182	—	—	—	—	—
Fedders Holding Company, Inc.	07-11183	—	—	—	—	—
Fedders, Inc.	07-11184	(10)	1	—	312	303
Fedders International, Inc. [2]	07-11185	—	—	—	444	444
Fedders Investment Corporation	07-11186	—	—	—	—	—
Fedders Islandaire, Inc.	07-11187	—	—	—	—	—
Fedders Outlet, Inc.	07-11188	—	—	—	—	—
Herrmidifier Company, Inc.	07-11189	—	—	—	—	—
Island Metal Fabricating, Inc.	07-11190	—	—	—	—	—
Rotorex Company, Inc.	07-11191	—	—	—	—	—
Trion, Inc.	07-11192	—	—	—	—	—

Net Accounts Receivable of the Debtors		$(515)	$8	$(36)	$3,154	$2,611

Other Reconciling items [1]						—

Gross Accounts Receivable						$2,611

[1]	Includes adjusting journal entries, deposits collected during month, certain accounts with credit balances and A/R balances related to IAQ Residential and IAQ Canada

[2]	Related to licensing fees

Fedders North America, Inc. et al.
VI. Summary of Unpaid Post Petition Debts as of 6/30/2008
($000’s)

		Days Old
Legal Entity	Case Number	less than 30	31-60	61-90	91+	Total
Fedders North America, Inc.	07-11176	$31	$(5)	$—	$—	$26
Columbia Specialties, Inc.	07-11177	—	—	—	—	—
Emerson Quiet Kool Corporation	07-11178	9	(2)	5	50	62
Envirco Corporation.	07-11179	—	—	—	—	—
Eubank Coil Company	07-11180	—	—	—	—	—
Fedders Addison Company, Inc.	07-11181	—	—	—	—	—
Fedders Corporation	07-11182	1,198	44	14	1,440	2,696
Fedders Holding Company, Inc.	07-11183	—	—	—	—	—
Fedders, Inc.	07-11184	6	(0)	1	10	16
Fedders International, Inc.	07-11185	—	—	—	2	2
Fedders Investment Corporation	07-11186	—	—	—	—	—
Fedders Islandaire, Inc.	07-11187	—	—	—	—	—
Fedders Outlet, Inc.	07-11188	—	—	—	—	—
Herrmidifier Company, Inc.	07-11189	—	—	—	—	—
Island Metal Fabricating, Inc.	07-11190	—	—	—	—	—
Rotorex Company, Inc.	07-11191	—	—	—	—	—
Trion, Inc.	07-11192	—	—	—	—	—

Total Aging		$1,244	$37	$20	$1,502	$2,802

Other Reconciling Items [1]						206

Total Unpaid Post Petition Debts						$3,008

[1]	Relates to AP checks outstanding, open Purchase Orders, accrued AP and adjusting journal entries

Fedders North America, Inc. et al.
VII. Advisory Fees and Expenses Paid for the Month Ending 06/30/2008
($000’s)

Vendor	6/30/08	Cumulative [1]
Saul Ewing	$387	$2,739
Cole Schotz	190	419
Barrier Advisors [2]	103	907
Alvarez and Marsal [3]	203	2,650
Sitirck And Company	1	112
Chanin Advisors/ Duff & Phelps	—	598
Buck Consulting	—	74
UHY	38	196
Weil, Gotshal & Manges [2]	—	1,065
Richards Layton & Finger	—	42
Mesirow Financial	100	804
Brown Rudnick	45	521
Lowenstein Sandler	51	272
Greenberg Traurig	4	57
Haynes & Boone	—	249
Logan & Company	86	421
Fasken Martineau Dumoulin	19	85
US Trustee	—	114
Other	—	196

Total Advisory Fees Paid	$1,227	$11,521

[1]	Cumulative advisory fee payments since 8/22/2007

[2]	Paid pursuant to Credit Agreement

[3]	Alvarez and Marsal retained under Section 363 of the Bankruptcy Code

Fedders North America, Inc. et al.
VIII. Book Balance Cash Listing & Bank Reconciliation as of 06/30/2008
($000’s)

Case #	Legal Entity	Institution	Account #	Description	06/30 Book Balance	Reconciled	Comment
07-11176	Fedders North America, Inc.	Bank of America	4426398732	Misc. Deposits	$—	7/21/2008	Active
07-11178	Emerson Quiet Kool Corporation	JPMorgan Chase	000000601224090	AP	US$-	7/21/2008	Active
07-11178	Emerson Quiet Kool Corporation	Bank of America	4426439109	Credit Card	8	7/21/2008	To be closed in Aug.

07-11178	Emerson Quiet Kool Corporation				$8
07-11180	Eubank Coil Company	Mellon Bank	786234	Depository - Lockbox	$—	7/21/2008	In process of closing

07-11180	Eubank Coil Company 1				$-
07-11181	Fedders Addison Company, Inc.	Mellon Bank	078-6234		$—	2/15/2008	In process of closing
07-11181	Fedders Addison Company, Inc.			Petty Cash	1	2/15/2008

07-11181	Fedders Addison Company, Inc. 2				$1
07-11176	Fedders North America, Inc.	JPMorgan Chase	601224090	Disbursement	—	7/30/2008	Active
07-11176	Fedders North America, Inc.	American Beacon	222103510	Investment	—	7/30/2008	Inactive - Open
07-11176	Fedders North America, Inc.	Institutional Cash Distributors	752-80027	Investment	—	7/30/2008	Active
07-11176	Fedders North America, Inc.	Reserve Funds	75225813	Investment	—	7/30/2008	Inactive - Open
07-11176	Fedders North America, Inc.	SRS Institution	4032400017426	Investment	—	7/30/2008	Inactive - Open
07-11176	Fedders North America, Inc.	Treasury Point	5621330	Investment	—	7/30/2008	Inactive - Open
07-11180	Eubank Coil Company	Mellon Bank	786234	Depository - Lockbox	—	7/30/2008	In process of closing
07-11180	Eubank Coil Company	Mellon Bank	1045294	Depository - Lockbox Fees	5	7/30/2008	In process of closing
07-11182	Fedders Corporation	Bank of America	4426398732	Concentration	52	7/30/2008	Active
07-11182	Fedders Corporation	Bank of America	4426398745	Depository - Lockbox	0	7/30/2008	To be closed in July
07-11182	Fedders Corporation	Bank of America	4426398981	Payroll	95	7/30/2008	Active
07-11182	Fedders Corporation	Bank of America	4426470061	Utility Escrow Acct	35	7/30/2008	Active
07-11182	Fedders Corporation	JPMorgan Chase	9102676799	Main Controlled Disbursement Acct	10	7/30/2008	Active
07-11182	Fedders Corporation	JPMorgan Chase	601224124	Disbursement	—	7/30/2008	Active
07-11182	Fedders Corporation	Institutional Cash Distributors	752-80099	Investment	29,416	7/30/2008	Active
07-11182	Fedders Corporation	Fidelity	80208846	Investment	—	7/30/2008	Inactive - Open
07-11182	Fedders Corporation	Merrill Lynch	32503274	Investment	—	7/30/2008	Inactive - Open
07-11182	Fedders Corporation	Janus	881235094	Investment	—	7/30/2008	Inactive - Open
07-11182	Fedders Corporation	Standard Life	Feda100037	Investment	—	7/30/2008	To be closed in Aug.
07-11182	Fedders Corporation	Wachovia London	4852166	Depository Euro Account	54	7/30/2008	Active
07-11182	Fedders Corporation	Wachovia London	4852026	Depository -US$	4	7/30/2008	Active
07-11182	Fedders Corporation	Wachovia London	4852036	Depository - British Pounds	49	7/30/2008	Active
07-11184	Fedders Inc.	Royal Bank of Canada	7270001777	Depository -US$	1	7/30/2008	Active
07-11192	Trion, Inc.	JPMorgan Chase	601829013	Disbursement	—	7/30/2008	To be closed in Aug.
07-11182	Fedders Corporation			Petty Cash	0	7/30/2008

07-11182	Fedders Corporation Total				$29,722
07-11184	Fedders, Inc.	Royal Bank of Canada	1664200	Depository Ca$	—	7/21/2008	Active
07-11184	Fedders, Inc.	Royal Bank of Canada	1663400	Depository - Ca$	212	7/21/2008	Active
07-11184	Fedders, Inc.	Royal Bank of Canada	9431	Payroll Ca$	—	7/21/2008	To be closed in Aug.
07-11184	Fedders, Inc.	Royal Bank of Canada	4033577	Depository -US$	2	7/21/2008	Active
	Fedders, Inc.			Petty Cash	0	7/21/2008

07-11184	Fedders Inc.				$214
07-11185	Fedders International, Inc.	Wachovia London	4854026	Depository -US$	80	7/7/2008	Active
07-11185	Fedders International, Inc.	Wachovia London	4854166	Depository Account	17	7/7/2008	Active

07-11185	Fedders International, Inc.				$97
07-11187	Fedders Islandaire, Inc.			Petty Cash	2	1/18/2008

07-11187	Fedders Islandaire, Inc. 3				$2

					$30,044

[1]	Business was sold on 1/18/08

[2]	Business was sold on 2/15/08

[3]	Business was sold on 1/18/08

[4]	Business was sold on 6/19/08

Fedders North America, Inc. et al.
IX. Debtor Qurestionnaire for the Period Ending 6/30/2008

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X [1]

[1]	New investment account was opened for the segregated Supplemental Retirment Plan assets

X. ATTESTATIONS REGARDING MONTHLY OPERATING REPORT
     I submit this attestation in connection with the attached Monthly Operating Report:
     1. To the best of my knowledge, for June, 2008, Fedders North America, Inc. has completed the reconciliation of all bank accounts for which bank statements have been received as of the date of this report. As part of such reconciliation, the ending balance reflected on each bank statement was reconciled to the Debtor’s accounting records.
     2. To the best of my knowledge, Fedders North America, Inc., et al., has made all requisite post-petition tax payments on a timely basis, except where noted in this report.

Name: Robert Laurent
Title: Chief Financial Officer